UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    June 6, 2008

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                 0-20260                          6-1150326
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           (Commission File Numbers)   (IRS Employer Identification No.)

     Two Manhattanville Road, Purchase, NY                 10577
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    (Address of principal executive offices)             (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

  [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.  Amendments  to Articles  of  Incorporation  or  By-laws;  Change in
             Fiscal Year.

       Effective June 6, 2008, the Board of Directors of the Registrant amended the by-laws to clarify that stockholders who wish to nominate a director at an annual meeting of stockholders must comply with the advance notice provisions of the by-laws. Further, the by-laws were amended to clarify that a stockholder's notice to the secretary of the corporation when bringing any business to be brought before an annual meeting of stockholders must include any derivatives, hedged positions, and any other economic and voting interests in describing the material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            (d)      Exhibits

                     Exhibit No.      Description of Exhibit
                     -----------      ----------------------
                     3.2 (g)          Amended sections of By-laws





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             INTEGRAMED AMERICA, INC.
                             (Registrant)




Date:    June 12, 2008     By:/s/Claude E. White
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                              Claude E. White, Vice President & General Counsel